Exhibit 99.1

NEWS RELEASE

Warner Chilcott Announces Secondary Equity Offering

DUBLIN, Ireland, March 8, 2011 -- Warner Chilcott plc (Nasdaq: WCRX) announced today a secondary offering of 25 million of its ordinary shares by certain selling shareholders. The selling shareholders include funds affiliated with Bain Capital Partners, J.P. Morgan Partners (advised by CCMP Capital) and Thomas H. Lee Partners, L.P., and members of the Company’s senior management. The offering is being conducted as a public offering pursuant to an effective shelf registration statement under the Securities Act of 1933. The Company will not receive any proceeds from the sale of the shares but will pay the expenses of the offering pursuant to an existing agreement.

Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BofA Merrill Lynch and Credit Suisse Securities (USA) LLC are joint book-running managers for the offering. The co-managers of the offering are Citi, Deutsche Bank Securities and UBS Investment Bank.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be a sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering is being made by means of a prospectus supplement and the accompanying prospectus only. Copies of the prospectus supplement and accompanying prospectus can be obtained by contacting Goldman, Sachs & Co., at 200 West Street, New York, NY 10282, Attention: Prospectus Department, by telephone at 1-866-471-2526 or by emailing Prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, via Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: J.P. Morgan Securities LLC or by telephone at (866) 803-9204, and Morgan Stanley & Co. Incorporated, at 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by telephone at 1-866-718-1649 or by emailing prospectus@morganstanley.com.

The Company

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare, gastroenterology, dermatology and urology segments of the North American and Western European pharmaceuticals markets.  The Company is a fully integrated company with internal resources dedicated to the development, manufacturing and promotion of its products.  WCRX-F

Forward Looking Statements

This press release contains forward-looking statements, including statements concerning our operations, our anticipated financial performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness, including increases in the LIBOR rates on our variable-rate indebtedness above the applicable floor amounts; competitive factors in the industry in which we operate, including the approval and introduction of generic or branded products that compete with our products; our ability to protect our intellectual property; a delay in qualifying any of our manufacturing facilities that produce our products or production or regulatory problems with either our own manufacturing facilities or third party manufacturers or API suppliers upon whom we may rely for some of our products; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems and the continued consolidation of the distribution network through which we sell our products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; government regulation, including U.S. and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; the loss of key senior management or scientific staff; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; our ability to realize the anticipated opportunities from the PGP Acquisition; and the other risks identified in our periodic filings including our Annual Report on Form 10-K for the year ended December 31, 2010, and from time-to-time in our other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Company Contact:	Emily Hill Investor Relations 973-907-7084 Emily.Hill@wcrx.com